Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of The Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of DIMON Incorporated, a Virginia corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended December 31, 2004 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to DIMON Incorporated and will be retained by DIMON Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: February 8, 2005

/s/ Brian J. Harker
__________________________________________
Brian J. Harker
Chairman and Chief Executive Officer

/s/ James A. Cooley
__________________________________________
James A. Cooley
Senior Vice President - Chief Financial Officer